                                                                   EXHIBIT 10.18

                         UNPROTECTED TENANCY AGREEMENT

               DRAWN AND SIGNED IN TEL AVIV, ON DECEMBER 26, 1996.
                                                -----------------

Between:

      Arbel Hafakot      , Ltd.,
-------------------------
POB 23829
Jerusalem 91236
(Hereafter: "the Lessor")

And:

              Partec Ltd.
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CHAPTER 1

DEFINITIONS

In this contract, the following terms shall be assigned the following definitions:

"The lot"         Lot 46 in bloc 30075 of Yaffo Street, on the corner of Sarei
                  Yisrael Street.

"The building"    Structure(s) built on the lot, which is known as Sha'arei
                  Ha'ir.

"The rented
premises"         Offices on the 7th floor of the building according to the
                  blueprint appended to this contract, and which constitutes an inseparable part thereof.

"The
management
company" A management company that provides maintenance services for the building or for parts thereof, or that shall provide such services.

"The price
index" The Consumer Price Index (CPI), which includes the prices of fresh produce, and which is published by the Central, Agency of Statistics and General Research, even if this index is published by some other agency or official institution as well as any other official index it may be replaced with, whether or not the new index is based on the same data.

"The baseline
index" The index for the month of October 1996 as it was published on November 15, 1996, and which at that time was 141.1 points.

"The
determining
index" The last known index at the time determined in the contract for any payment of rent, or at the time of actual payment, whichever is the latest of the two.

"The rental
period" The rental period as provided for in section 3(b) of this contract.

"The bank"        Bank Leumi of Israel, Ltd.

"Interest"        The areas interest rate for any sum that is in arrears and for the arrears period at the highest rate of interest charged by banks for exceptional overdrafts in debt accounts. The banks confirmation of the interest rate shall constitute proof positive of said rate.

PREFACE

WHEREAS The company is the owner of the real property known as lot 46 in Bloc 30075 in Jerusalem (hereafter: "the lot"); and

WHEREAS The lessor hereby declares that it is the owner of the rented premises and is entitled to lease it out; and

WHEREAS It is the stated desire of the lessee to lease the premises from the lessor for the duration and under the conditions provided for in this contract; and

WHEREAS The lessor has agreed to lease the premises to the lessee under the conditions of this contract;

IT IS THEREFORE AGREED, STIPULATED AND DECLARED BY THE PARTIES AS FOLLOWS:

1)

     a) The preface to this contract shall constitute an inseparable part of the contract.

     b) The appendices to this contract shall constitute an inseparable part of the contract.

     c) The titles of the sections of this contract are for purposes of clarification and convenience only, and do not constitute a part of the contract and shall not be used for purposes of interpreting the contract.

THE RENTAL, DURATION AND PURPOSES

WAIVER OF CLAIMS OF DISCREPANCY AND OTHER CLAIMS

2) The lessee hereby declares that he has seen the rental, premises, has measured its area, has examined the possible uses of the premises, and has found it suitable for his purposes and requirements and that the premises are in good condition and that all systems are functional. The lessee is leasing the premises in their existing state at the time of the signing of this contract and hereby expressly waives any claims of discrepancy or any other claim whatsoever regarding the premises, the possible uses of the premises, (and his entering into this contractual agreement).

THE LEASE AND ITS DURATION

3)

     a) The lessor hereby leases the premises to the lessee, and the lessee leases the premises from the lessor, for the period and for the appropriate consideration provided for in this contract.

     b) The duration of the lease shall be for a period of two years, beginning on January 1, 1997, and ending on December 31, 1998.

     c) The lessee is hereby offered an option (hereafter: "first option") to extend the lease period by an additional two years, from January 1, 1999 until December 31, 2000. The first option can be exercised by giving notice no later than September 1, 1998. Should such notice not be received by September 1, 1998, the option shall expire.

     d) Should the first option be exercised, the lessee shall be offered an option (hereafter: "second option"), to extend the lease period by yet another two years, from January 1, 2001 until December 31, 2002. The second option can be exercised by giving notice no later that September 1, 2002. Should such notice not be received by September 1, 2000, the second option shall expire.

4)

     a) The parties shall not be entitled to end this lease except for the manner provided for in this contract. Any party who breaches its contractual obligations, as aforementioned, shall not thus be released from its obligations under this contract, in whole or in part.

     b) All provisions of this contract shall be in force for the entire extended rental period subsequent to the exercise of an option.

5)

     a) The purpose of the lease is to conduct business activities relating to the promotion and business and project management in the rental premises by the lessee only, and the lessee hereby promises not to use the premises for any other purposes during the rental period, unless he should first receive written authorization from the lessor.

     b) The lessee, or any party associated with him, are soon to register as a limited corporation registered in Israel, which shall conduct the business for which the premises are being leased. It is hereby agreed by the parties that lessee shall be entitled to assign to this corporation all his rights and obligations under this contract, on the condition that the lessee shall be the guarantor of all the new lessee's contractual obligations. The phrasing of the guaranty shall be as provided for in the appendix to this contract.

     c) The lessor hereby undertakes to install a kitchenette in the rental premises, in the location designated in the appended blueprint.

RENTAL PAYMENTS, AND METHOD OF PAYMENT

6)

     a) The lessee hereby undertakes to pay the lessor monthly rental fees for the entire duration of this contract, as follows:

          For the period of January 1, 1997 until December 31, 1998, a sum of 10,995NIS for each month's rent, whereas this sum is the equivalent of $3,350 according to the representative exchange rate of the US Dollar on the date of the signing of this contract.

          Should the first option be exercised: for the period of January 1, 1999 until December 31, 2000, a sum of 12,094NIS for each month's rent, whereas this sum is the equivalent of $3,685 according to the representative exchange rate of the US Dollar on the date of the signing of this contract.

          Should the second option be exercised: for the period of January 1, 2001 until December 31, 2002, a sum of 13,292NIS for each month's rent, whereas this sum is the equivalent of $4,050 according to the representative exchange rate of the US Dollar on the date of the signing of this contract.

          (The rental fees described in this section shall hereafter be referred to as; the basic rental fees").

          The basic rental fees shall be paid with the addition of index linking differentials so that each payment of rental fees shall be increased at a rate identical to the increase rate of the determining index in comparison with the baseline index.

     b)   Rental fees shall be paid as follows:

          i) On January 1, 1997, the lessee shall pay all rental fees for the year 1997.

          ii) On the 1st day of October for each year, beginning with 1997 (and if this date is not a day on which business is conducted, then the day before), the lessee shall pay the lessor all rental fees for the following calendar year.

               Payment of rental fees shall be by bank transfer to the lessor's bank account, the details of which the lessor shall provide to the lessee.

VAT

7) To every payment the lessee is obligated to pay under the terms of this contract, the lessee shall pay the amount due plus value added tax (VAT) at the rate in force at the time. For each such payment, the lessor shall provide an invoice to the lessee.

ADDITIONAL PAYMENTS TO BE MADE BY THE LESSEE

8)

     a) In addition to the payment of rental fees the lessee hereby undertake to pay the following payment to the lessor for the entire duration of the lease period:

          i) All municipal and government taxes, property taxes, fees, and levies and any other mandatory taxes or payments that are in force or shall be enforced on the holders of real properties for the rental premises and for the use of said premises or upon any operator or manager of any business on said premises.

          ii) All the fees and payments for water and electricity for the premises.

          iii) Payments due to the management company according to the terms of the management contract.

               The aforementioned payments shall be paid directly to the appropriate authorities unless the lessor expressly requests the payments to be made through him, in which case the lessor will provide the lessee an invoice for such payment.

     b) In the event that any of the payments that the lessee is required to make under the terms of this section are based on a bill that applies to the entire building or to a section of the building, the lessee shall pay the lessor according to a determined gauge applying to the premises. If no such gauge exists, the lessee shall pay his relative share as determined by the lessor or the lessor's representatives.

     c) Any payment of the payments provided for in this section shall be paid by the lessee on the legal due date, to the appropriate authority or other proper recipient.

     d) The lessee hereby undertakes to present to the lessor, from time to time according to the lessor's request, upon the lessor's first request, all receipts and/or certifications attesting to the fact that the payments required to be made under the terms of this contract were indeed made.

     e) In the event that one party shall pay, for any reason whatsoever, some payment that is due to be made by the other party, the obligated party shall be required to repay the party that made the payment the full amount paid on its behalf, immediately upon the paying party's request, with added interest. For purposes of this provision, the lessor's bills shall constitute prove positive of the matter.

THE LESSEE'S OBLIGATIONS

9)

     a) The lessee hereby undertakes to obtain, at his own expense, all the licenses and permits, present and future, required by the controlling authorities for conducting his business on the rental premises, and to fulfill, at his own expense, any conditions imposed by said controlling authorities in order to receive or renew such permits and/or licenses.

          The lessee's failure to obtain and/or renew said licenses and permits, or any of them, shall not constitute a cause for breaching or

     b) The lessee hereby undertakes to follow all rules, and regulations, including Bylaws, that are in force or that shall be enforced, relating to the rental premises, on the use of said premises, and on the business operating on said premises, for the entire duration of the lease. Should the lessee fail in any obligation placed upon him under the terms of this section, he shall compensate the lessor for the breach and/or for any direct or indirect damages caused by said failure.

     c) The lessee hereby promises that he will not use the rental premises or any part thereof in a manner that causes unreasonable noise, odor, tremor, pollution and/or smoke and/or that shall cause any disturbance to his neighbors, according to the standards practices in the area in which the rental premises are located.

          The lessee shall bear the expense of any fines that are imposed by the municipal authorities and/or any governmental institution, if such are imposed, due to a breach of the terms of this section. Should such fines be imposed upon the lessor due to any act or omission of the lessee, the lessee shall reimburse the lessor upon the lessor's request, for the full sum of the fines.

     d) The lessee shall notify the local authorities and the electric company in writing of his leasing of the premises, the duration of the lease, and/or any other details required, and shall send copies of these notices to the lessor. Such notice and copies shall be sent within a reasonably short time after the signing of this agreement.

SIGNS

10) The lessee shall be entitled to place a sign or signs on the premises, but only in the areas of the building designed for this purpose, and only after the shape and type of sign is approved by the lessor.

LIMITATIONS OF USE

11) The lessee hereby promises not to store or keep any materials, tools, equipment or any other chattel on the building premises or on the lot outside the building, and the lessee shall not be entitled to use the lot and/or any part of the building, except for the lease premises, for any purpose whatsoever, except for the purpose of direct access to the rental premises.

MANAGEMENT OF THE BUILDING

12)

     a) The lessee hereby promises to abide by all the building's regulations, as set in the building charter, if such exists, and/or any rule or regulations set from time to time by the management company.

     b) In addition, and notwithstanding the other obligations incumbent upon the lessee, the lessee undertakes to sign a management agreement with the management company, at the signing of this rental agreement, which shall be provided to him by the management company. The lessee undertakes to pay the management company maintenance fees for the entire duration of the lease, as well as other fees that are due under the management agreement. Failure to pay any lawful payment to the management company shall constitute a breach of this rental agreement identical to a failure to pay rental fees, and the remedies shall be identical.

     c) At the sole discretion of the lessor or at the request of the management company, the lessee shall sign the management agreement and the lessee shall sign an obligation to the lessor to pay any sum due under the management agreement and to abide by any obligation placed upon the lessor according to said management agreement. The lessee shall reimburse the lessor for any charge with which the lessor is charged due to any act or omission of the lessee.

13)

     a) The lessee hereby undertakes to make reasonable use of the rental premises, to maintain the cleanliness of the rental premises and of the building, and to prevent any damage and/or unreasonable deterioration of the rental premises.

     b) The lessee shall be required to repair, immediately and at his own expense, to the satisfaction of the lessor, any damage and/or deterioration caused to the rental premises by the lessee and/or by the lessee's employees and/or by the lessee's clients, and/or due to the lessee's use of the rental premises, except for deterioration caused by wear and tear caused by reasonable use.

     c) In the event that the lessee fails to perform any repair he is obligated to perform under the provisions of subsection (b) herein, the lessor or the lessor's representatives shall be entitled, but not obligated, to perform said repair and the lessee shall be obligated to reimburse the lessor for the cost of the repair with interest, upon the lessor's request.

     d) The lessor shall be responsible for performing any repairs upon the rental premises that are not within the lessee's areas of responsibility, and which are necessary in order to make reasonable use of the premises. Should such a repair not be performed within a reasonable time of the lessor's receipt of written notice of the required repair from the lessee, the lessee shall be entitled, after providing reasonable notice to the lessor, to perform the repair and be reimbursed for the cost of the repair with interest. Notwithstanding the aforementioned provisions of this section, if the repair is related to the warranty on the premises or their inspection by the contractor who constructed the building or a representative of the contractor, the lessor shall not be responsible for the repair on the condition that the lessor gave notice to the contractor of the required repair. However, in the event that the damage or fault prevents the lessee's ongoing business activities, and the contractor fails to perform the repair, the parties shall cooperate to the best of their abilities in order to ensure the immediate repair of the fault or damage.

14)

     a) The lessee hereby promises that upon entering the leased premises, he shall perform no changes and/or additions and/or construction of any kind without first securing the approval of the lessor in advance and in writing, and following all the conditions for such approval imposed by the lessor.

     b) Notwithstanding the aforementioned provisions of subsection (a), any change and/or addition made to the rental premises and which abide by the provisions of this section shall remain on the rental premises at the end of the lease period and shall constitute and inseparable part of said premises. The lessor shall not be required to pay the lessee any consideration for such changes and/or additions, though the lessor may require the lessee to return the premises to their original condition, which the lessee shall be obligated to do at his own expense and to the satisfaction of the lessor, by the end of the lease period.

15) The lessee shall be responsible for any damage of any kind caused to the rental premises and/or to the building (except for damage caused by normal wear and tear from reasonable use of the premises) and/or to any third party present on the rental premises and/or in the building and which are the result of any action and/or omission of the lessee, the lessee's employees, the lessee's representatives, the lessee's clients and/or due to any business activity the lessee conducts on the rental premises and/or the building premises. No provision of this section shall prohibit the lessee from making a claim against any third party that the lessee believes to have caused said damage and/or join such a third party in any suit against the lessee by the damaged party or by the lessor.

     The lessee hereby undertakes to compensate and/or indemnify the lessor, upon the lessor's request, for any damages ordered against the lessor due to any harm as provided for in this section and for any expense that the lessor is liable to incur and/or that the lessor is required to pay in connection with any of the aforementioned damages, including legal fees. The aforementioned is conditioned upon the lessor's providing the lessee with notice of any legal action or claims made upon the lessor by a third party and the lessor's providing the lessee with an opportunity to defend himself regarding such action or claim.

INSURANCE

16)

     a)

          i) The lessee hereby undertakes to insure, at his own expense, his activities on the rental premises with employee's insurance as well as third party liability insurance. The premium of such policies shall be of a reasonable sum, and the name of the lessor shall be added as an insured on said policies, with no indemnification by the lessor. The third party insurance shall be subject to the "cross liability" clause according to which the insurance shall be considered as if provided separately for each unit of the insured.

          ii) The lessee hereby undertakes to insure the content of the rental premises. The premium of this policy shall be of a reasonable sum and the lease shall be received from the insurer a release from any right for indemnification regarding the rental premises.

          iii) The lessee shall present to the lessor upon the lessor's request any policy obtained by the lessee under the provisions of this section, and the lease shall update the coverage amounts and/or made any other changes in the policy as required.

     b) In order to remove any doubt, it is hereby clarified that the lessor shall not have any liability whatsoever to the lessee for any damage that is caused to the lessee and/or the lessee's property and/or the lessee's business, for any reason whatsoever.

     c) The lessee hereby undertakes to avoid any action or activity on the rental premises that are liable to increase the insurance rate for insuring the premises, in a policy for the building or any part of it.

ACCESS AND REPAIRS

17)

     a) The lessee hereby promises to allow the lessor and/or the lessor's employees and/or the lessor's representatives, including the employees of the building contractor who are performing warranty repairs or inspections on the building premises, to enter the rental premises during regular business hours and in coordination with the lessee in order to inspect the rental premises and/or to perform repairs on the premises and/or to show the premises to potential purchasers and/or renters, under the condition that such access does not detract from the lessee's reasonable use of the rental premises and/or that the lessee's comfort be disrupted to the minimal extent.

          Should the lessee be caused any loss of income due to repairs performed as described in this section, he shall not be entitled to any compensation from the lessor.

     b) The lessee is aware that the building contractor is likely to continue to perform construction and development work on the building and/or on the lot, as he sees fit, and the lessee shall not object to the performance of such work so long as said work in no way affects the lessee's reasonable use of the rental premises.

TRANSFER OF THE RENTAL PREMISES

18)

     a) The lessor shall be entitled to sell mortgage and transfer his rights in the building and/or in the rental premises, or any part of said rights, at his sole discretion and with no requirement of securing the lessee's agreement to such a transfer, provided that any transferee undertakes all the lessor's obligations under this agreement.

     b) Subject to the provisions of section 5(b) herein, the lessee promises not to transfer any of his rights under this agreement to any person and/or corporation, whether registered or unregistered, nor to transfer or assign or sublet the rental premises or any part thereof, not to allow any person and/or corporation, whether registered or unregistered, to use the rental premises or any part thereof nor to include any persons or corporation as aforementioned in his holding rights regarding the rental premises or any part thereof, without the lessor's advance written permission.

RETURN OF THE PREMISES TO THE LESSOR

19) The lessee hereby promises that at the end of the lease period or at such time that this agreement should expire previous to the end of the lease period for reasons provided for herein, the lessor shall vacate the premises of any person or property and shall deliver said premises to the lessor in good and usable condition, except for wear and tear caused by reasonable use, and subject to the provisions of section 14(b) herein.

     At this given time, the lessee shall provide the lessor copies of receipts from the proper local authorities and from the electric company regarding the full payment of any charges imposed according to section 8 herein.

REPAIRS AFTER VACATING THE PREMISES

20) It is hereby stipulated and agreed by the parties that if at the time the lessee vacates the premises and returns them to the lessor the premises are not in the condition provided for in section 19 above, then without releasing the lessee from his obligation to return the premises to the conditions required by this agreement, the lessor shall be entitled, though not required, to perform any and all work required at his sole discretion, in order to bring the premises to the aforementioned good and usable condition in which the lessee is required to return the premises to the lessor. The lessee shall be obligated to reimburse the lessor, upon the lessor's request, for the costs of performing such repairs with interest, and to compensate the lessor for any damages, losses or prevention of profit caused by the condition of the premises and/or from the need to improve the condition of the premises.

NON-VACATION OF THE PREMISES

21)

     a)   Should the lessee not vacate the premises at the time specified in section 19 herein, then without detracting from the lessor's right to exercise his right to receive the rental premises through any legal means he should desire, the lessee shall be obligated to pay the lessor the predetermined compensation of 750NIS (Seven Hundred and Fifty New Israeli Shekels) for every day the lessor occupies the premises beyond the lease. This sum shall be linked to the baseline index from the date of signing this agreement until payment is actually made. It is hereby declared expressly by the parties that the agreed compensation specified in this section has been determined after a careful estimation and that the lessee is hereby enjoined from claiming that this sum was determined with no relation to the damages that could be foreseen at the time of agreement is entered into, and as a reasonable consequence of the lessee's failure to vacate the premises.

     b) It is hereby stipulated and agreed by the parties expressly that nothing stated in subsection (a) herein shall release the lessee from his obligations as provided for in section 19 herein and/or to grant the lessee any right to continue and hold the premises and/or to constitute any relinquishment of rights by the lessor and/or to detract in any way whatsoever from the rights of the lessor to pursue redress including, but in no way limiting any other remedies or rights provided from herein, evicting the lessee from the rental premises.

22)

     a) In the event that the lessee materially breaches this agreement, then the lessor shall be entitled to void this agreement, clear out the premises at the lessee' s expense and with no need for an eviction order, and reclaim possession of the premises, all this without in any way detracting from any other available remedy, and on the condition that the lessee has not remedied the material breach within 7 days of the date on which he was requested to do so. For breaches that are not material breaches the lessor shall be entitled to void this agreement after giving 14 days notice to the lessee to remedy the breach, if the breach is not then remedied to the lessor's satisfaction.

     b) Should the events described in subsection (a) come to pass, the lessor shall be entitled to rent out the premises to another party, which is no way shall detract from the obligations of the lessee to continue and pay rental fees until such new rental actually takes place and/or to pay any difference in rental fees should the new lease be made at a lower rate. Nothing stated in this section shall be deemed to release the lessor from his obligation to act reasonably and mitigate his damages.

          Nothing stated herein shall in any way detract from any rights the lessor has to take legal action and obtain execution of the provisions of this agreement and/or to make legal claims against the lessee for compensation for any type of damage caused to the lessor as a result of the lessee's breach of this agreement.

     c) A breach of sections 6, 8, 9, 12, 14, 16, or 19 shall be considered a material of this agreement.

NON-APPLICABILITY OF THE LANDLORD/TENANT LAW

23)  The lessee hereby expressly states:

     a) That he has not paid and will not pay the lessor any sum whatsoever for his agreement to lease the premises to him, whether as key monies or as participation in the lessor's investment in the building or in any other manner, except for the rental fees provided for in this agreement.

     b) That he is aware that the construction of the rental premises was completed after the day of August 20, 1968, and that the premises was first rented out after this date.

     c) That he is aware that there is no tenant, nor was there a tenant, who is entitled to hold the rental premises and that the rental premises are not leased with key monies.

     d) That the lease provided for in this agreement is not a protected lease and that the landlord/tenant law of 1972 (combined version) shall not apply to the lease, nor any regulations based upon the law.

     e) That at the time he vacates the rental premises, the lessor shall not be entitled to any payment whatsoever from the lessor and/or from a substitute tenant, not as key monies and not as payment for improvements made upon the premises and not in any other manner.

24) In the event that the lessee becomes a corporation or partnership, the lessor shall be entitled to void this agreement immediately upon the initiation of proceeding to liquidate the lessee, including the event that a temporary liquidator or a receiver or a receiver and manager is appointed, or any other official appointment is made, whether temporary or permanent, except for the event that the lessor goes through a voluntary liquidation, that the lease shall revert to the original lessee beginning on the day of petition for liquidation is filed.

25) Should the lessee fall behind in any payment of any sum whatsoever that he owes the lessor, any sum paid by the lessee to the lessor shall be applied first to any interest due on said payment, then to index linking differentials, and finally to the capital of the debt, and in the event that collection of any such debt causes any expenses to be incurred by the lessor, any sum then paid by the lessee to the lessor shall first be applied to these expenses, and only then applied in the order stated above.

26)  The stamping fee for this agreement shall be paid by the lessee.

27) Omission, delay or waiver by the lessor in the realization of any of his rights under this agreement that are not done expressly and in writing, shall not be considered as a waiver, impediment, agreement, or admission on his part, and he shall be entitled to exercise any of his rights under this agreement at any time, and shall in no way be restricted from doing so.

28) The lease hereby waives any right he might have by law to offset payment against the lessor. Likewise, he also waives his right to offset any sums that are due to him from the lessor against the management company.

29)

     a) The provisions of this rental agreement reflect the full agreement of both parties and cancel any contracts, promises or obligations that were made, if such were made, between the parties before the signing of this agreement.

     b) Any alteration to this agreement and any addition to it shall be invalid unless done in writing and signed by both parties.

30) In order to ensure the full compliance of the lessee with his obligations to the lessor, the lessee shall provide the lessor a signed promissory note for the sum of $42,000, with no date. The note shall be deposited in trust with Attorney Zvi Nixon. Should the lessor have a claim against the lessee for breach of this agreement, he shall be entitled to request Attorney Nixon to fill out the necessary details of the note. Attorney Nixon shall notify the lessee by registered mail of the lessor's claim, at the address listed herein, and shall release the note to the lessor after 10 days from the date of notice.

     To ensure payment of rental fees for the year 1997, the lessee shall deposit a sum equivalent to $10,000 in Attorney Nixon's trust account. This sum shall be returned to the lessee after evidence of payment of the rent for 1997 is presented.

31) Any notice sent by one party to another at the addresses listed in the preface to this agreement shall be considered to have been received 72 hours from the time sent by registered mail, or 24 hours of being delivered by a delivery service to the recipient.

IN EVIDENCE OF WHICH COME THE PARTIES SIGNED BELOW,



                                                        /s/ Morris Laster
__________________________                              ________________________
The Holder                                              The Company

                                   APPENDIX

        Promissory Note

I,______________________________, signed below, hereby promise with full and irrevocable Guarantee of payment to_________________________________(hereafter:
"the lessor") that I will fully abide by each and every obligation of _____________________________________ (hereafter: "the lessee") under the rental agreement signed between the lessor and the lessee for the rental premises located at lot 46 of bloc 30075 on Yaffo Street, on the corner of Sarei Yisrael Street-and any extension of said agreement.

I am aware that my guarantee of payment is a precondition of the contract between the lessor and the lessee.

My guarantee is complete and irrevocable and cannot be voided or assigned to any other party in any manner whatsoever. I hereby waive any prior claim upon the lessee. I agree that sections 5, 6, 7, 15(a) of the Guarantor Law of 1967 shall not apply to this promissory note.


                        ______________________________
                        Guarantor